JPMORGAN TRUST I

J.P. Morgan Tax Aware Funds

JPMorgan Tax Aware U.S. Equity Fund

(All Share Classes)

Supplement dated March 1, 2011

to the Prospectuses dated February 28, 2011

At a meeting held November 16-18, 2010, the Board of Trustees of JPMorgan Trust I (the “Board”) approved, subject to shareholder approval, the merger of JPMorgan Tax Aware U.S. Equity Fund (the “Acquired Fund”) into JPMorgan Tax Aware Disciplined Equity Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”). This fund merger was recommended by the Funds’ adviser, J.P. Morgan Investment Management Inc. (“JPMIM”), and the Funds’ administrator, JPMorgan Funds Management, Inc. (“JPMFM”), in an effort to eliminate overlapping product offerings and in order to take advantage of potential operational and administrative efficiencies that may result from the merger. After determining that (1) participation in the merger is in the best interests of the Funds and (2) the interests of the Funds’ existing shareholders will not be diluted as a result of the merger, the Board approved the merger.

JPMIM, JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), the distributor for the Funds, have committed to waive their fees and/or reimburse the expenses of the Acquiring Fund, as needed, in order to maintain the net expense level for each class of shares of the Acquiring Fund following the merger (excluding any fees and expenses associated with investment in other funds, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) at the level in effect prior to the merger for each acquired class of the Acquired Fund. These contractual fee waivers and/or expense reimbursements will stay in effect until March 25, 2012 for the Acquiring Fund, but there is no guarantee such waivers/reimbursements will be continued after March 25, 2012. If the merger is approved, shareholders will generally receive shares of the same class of the Acquiring Fund as they held in the Acquired Fund, except that Class B shareholders of the Acquired Fund will receive Class A Shares of the Acquiring Fund. The Acquiring Fund’s Class A Shares are subject to a distribution (Rule 12b-1) fee that is 50 basis points lower than the distribution (Rule 12b-1) fee for Class B Shares of the Acquired Fund, and as a result, after the merger, shareholders will hold shares with a lower expense cap than the previously held Class B Shares. Furthermore, the merger is intended to qualify as a tax-free reorganization for federal income tax purposes.

Completion of the merger is subject to a number of conditions, including approval by the shareholders of the Acquired Fund. Shareholder approval will be sought at a special meeting of shareholders scheduled for March 16, 2011. If you owned shares of the Acquired Fund as of December 20, 2011 the record date for the special meeting of shareholders, you will receive or have received (i) a Prospectus/Proxy Statement describing in detail both the proposed merger and the Acquiring Fund, and summarizing the Board’s considerations in recommending that shareholders approve the reorganization and (ii) a proxy card and instructions on how to submit your vote.

If the merger is approved by the shareholders of the Acquired Fund, each holder of a class of shares of the Acquired Fund will receive, following the transfer, on a tax-free basis for federal income tax purposes, a number of full and fractional shares of the corresponding Class of shares of the Acquiring Fund (except that Class B Shares of the Acquired Fund will receive Class A shares of the Acquiring Fund) having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. New York time, on the closing day of the merger. If the merger is approved by shareholders, it is expected to close on March 25, 2011 or on another date as the parties to the transaction shall agree.

SUP-TA-MERGE-211